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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                         AUGUST 2, 2001 (JULY 26, 2001)


                  BRIGHTSTAR INFORMATION TECHNOLOGY GROUP, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

     DELAWARE                      000-23889                   76-0553110
  (STATE OR OTHER             (COMMISSION FILE NO.)           (IRS EMPLOYER
   JURISDICTION OF                                          IDENTIFICATION NO.)
   INCORPORATION)


           4900 HOPYARD ROAD, SUITE 200, PLEASANTON, CALIFORNIA 94588

          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)


                                 (925) 251-0000

              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                       N/A

          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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ITEM 5. OTHER EVENTS

         Brightstar Information Technology Group, Inc. (Brightstar) announces $1.1 million private placement and extension of bank credit facility.

ITEM 7. Financial Statements and Exhibits.

         The Company files the following exhibit as part of this report:

         Exhibit 99. Copy of the Company's press release dated July 26, 2001, publicly announcing the private placement reported herein.


SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

BRIGHTSTAR INFORMATION TECHNOLOGY GROUP, INC
                      (Registrant)


DATE:  August 2, 2001                    By: /s/ Kenneth A. Czaja

                                             Name:  Kenneth A. Czaja
                                             Title: Vice President - Finance
                                                    and Chief Financial Officer



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                                  EXHIBIT INDEX


     Exhibit
     Number          Description
     ------          -----------

     99              Press Release, dated July, 26, 2001

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